UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2024, United Airlines, Inc. (the “Company”) and Wilmington Trust, National Association, as subordination agent and pass through trustee (the “Trustee”) under certain pass through trusts newly formed by the Company, entered into the Note Purchase Agreement, dated as of August 5, 2024 (the “Note Purchase Agreement”).

The Note Purchase Agreement provides for the issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $1,354,657,000 secured by 48 Boeing aircraft delivered new from the manufacturer from October 2010 to December 2023 (collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement, on August 5, 2024, the Trustee purchased Equipment Notes issued under a trust indenture and mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft entered into by the Company and Wilmington Trust, National Association, as mortgagee.

Each Indenture provides for the issuance of Equipment Notes in two series: Series AA, bearing interest at the rate of 5.450% per annum, and Series A, bearing interest at the rate of 5.875% per annum, in aggregate principal amounts equal to $969,187,000 and $385,470,000, respectively. The Equipment Notes were purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2024-1AA, and Pass through Certificates, Series 2024-1A (collectively, the “Certificates”), issued by two pass through trusts newly-formed by the Company.

The interest on the Equipment Notes is payable semi-annually on each February 15 and August 15, beginning on February 15, 2025. The principal payments on the Equipment Notes are scheduled on February 15 and August 15 of each year, beginning on February 15, 2025 for certain Equipment Notes and August 15, 2025 for the remaining Equipment Notes. The final payments on the Equipment Notes will be due on or prior to February 15, 2037.

Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-275664) (the “Registration Statement”). The Certificates were offered pursuant to a final Prospectus Supplement of the Company, dated July 22, 2024, to the Prospectus, dated November 20, 2023 (the “Prospectus Supplement”).

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Prospectus Supplement, filed with the Securities and Exchange Commission on July 24, 2024 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement relate to the offering of the Certificates.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2024, among the underwriters named therein, acting through their representatives Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, and United Airlines, Inc. relating to the offering of the Certificates

4.1	Trust Supplement No. 2024-1AA, dated as of August 5, 2024, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2	Trust Supplement No. 2024-1A, dated as of August 5, 2024, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3	Revolving Credit Agreement (2024-1AA), dated as of August 5, 2024, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.4	Revolving Credit Agreement (2024-1A), dated as of August 5, 2024, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Natixis, acting through its New York Branch, as liquidity provider

4.5	Intercreditor Agreement, dated as of August 5, 2024, among Wilmington Trust, National Association, as trustee, Natixis, acting through its New York Branch, as liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.6	Note Purchase Agreement, dated as of August 5, 2024, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as subordination agent

4.7	Form of Participation Agreement (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement) (included in Exhibit 4.6)

4.8	Form of Indenture (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Note Purchase Agreement) (included in Exhibit 4.6)

4.9	Form of United Airlines Pass Through Certificate, Series 2024-1AA (included in Exhibit 4.1)

4.10	Form of United Airlines Pass Through Certificate, Series 2024-1A (included in Exhibit 4.2)

23.1	Consent of Aviation Specialists Group, Inc., dated July 22, 2024

23.2	Consent of BK Associates, Inc., dated July 22, 2024

23.3	Consent of mba Aviation, dated July 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: August 6, 2024	By:	/s/ Michael Leskinen
	Name:	Michael Leskinen
	Title:	Executive Vice President and Chief Financial Officer